Prospectus supplement dated December 18, 2015
to the following prospectus(es):
Newport PCVUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective January 19, 2016, the following underlying mutual fund is added as investment option under the policy. Accordingly, Appendix A: Underlying Mutual Funds is amended to include:
Janus Aspen Series - Enterprise Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital. It invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.